Exhibit 10.21

FOURTH AMENDMENT TO MORTGAGE NOTE

THIS FOURTH AMENDMENT TO MORTGAGE NOTE (this “Agreement”) is made as of October 15, 2025, by and between 165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company (“Borrower”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank (“Lender”), successor by merger to BENEFICIAL BANK.

BACKGROUND

A. Pursuant to a Construction Loan and Security Agreement dated October 20, 2017, as amended by a First Amendment to Construction Loan and Security Agreement dated January 31, 2020, a Second Amendment to Construction Loan and Security Agreement dated October 24, 2024, and a Third Amendment dated as of the date hereof (collectively, the “Loan Agreement”), Lender made two loans to Borrower in the aggregate principal amount of $9,225,000 (collectively, the “Loan”). A portion of the Loan in the principal amount of $8,558,000 (the “Acquisition Loan”) is evidenced by a Mortgage Note dated October 20, 2017 from Borrower in favor of Lender (the “Original Acquisition Note”), as amended by a First Amendment to Mortgage Note dated October 24, 2024, a Second Amendment to Mortgage Note dated April 8, 2025, a Third Amendment to Mortgage Note dated July 21, 2025, (collectively, the “Acquisition Note”).

B. The parties hereto desire to modify the Acquisition Note on the terms and conditions hereinafter set forth.

NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Acquisition Note.

2. Extension of Maturity Date. The Maturity Date is hereby extended to November 1, 2025.

3. Representations and Warranties. Borrower represents and warrants to Lender that: (i) as of the date hereof, the outstanding principal balance of the Acquisition Note as of the date hereof is $7,113,866.60; (ii) such sum is due and owing with interest in accordance with the terms of the Acquisition Note, as amended hereby; and (iii) Borrower has no defenses, claims or offsets thereto.

4. Miscellaneous.

(a) Conflicts. If any of the provisions of this Agreement conflict with the provisions of the Acquisition Note, the provisions of this Agreement shall control.

(b) Ratification. Except as modified herein, the terms and conditions of the Acquisition Note remain in full force and effect. Without limiting the generality of the preceding sentence, except as modified herein, all rights and remedies of Lender under the Acquisition Note (including, without limitation, the warrant to confess judgment against Borrower contained Section 14 of the Original Acquisition Note), survive the making of this Agreement and shall continue in full force and effect.

(c) Governing Law; Binding Effect. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) Expenses. Borrower agrees to pay all of Lender’s fees incurred in connection with this Agreement, including, without limitation, reasonable attorneys’ fees.

(e) Captions. The captions contained herein are not a part of this Agreement; they are only for the convenience of the parties hereto and do not in any way modify, amplify or give full notice of any of the terms or conditions of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

BORROWER:

165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company

By:	165 TOWNSHIP LINE ROAD MEMBER LLC, a Delaware limited liability company, its sole member

By:	165 Township Line Road Managing Member, a Delaware Limited Liability Company, its managing member

By:	JOSS Realty Partners B LLC, a Delaware limited liability company, its managing member

By:	/s/ Larry Botel
Larry Botel, Sole member

STATE OF NEW YORK	:
	:	SS.:
COUNTY OF NEW YORK	:

On the 15th day of July in the year 2025 before me, the undersigned, personally appeared Larry Botel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted instrument.

/s/ Leslie Alwadish
Notary Public

LENDER:

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Paul F. Glanville
	Name:	Paul F. Glanville
	Title:	Senior Vice President

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Joinder/Acknowledgement continues on following page]

JOINDER OF GUARANTOR

Guarantor hereby joins in this Agreement solely to acknowledge his consent thereto and to confirm that: the Guaranty and the Environmental Indemnity remain unmodified and in full force and effect; Guarantor has no defenses to such documents; and Guarantor hereby releases, waives and relinquishes to Lender any defense that Guarantor may or might have had based on any action, inaction, or other matter relating to such documents or the Loan, from October 20, 2017 to the date of this Agreement.

GUARANTOR:

/s/ Larry Botel
LARRYBOTEL

STATE OF NEW YORK	:
	:	SS
COUNTY OF NEW YORK	:

On the 15th day of October in the year 2025 before me, the undersigned, personally appeared Larry Botel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Leslie Alwadish
Notary Public

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